UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 24, 2013

Jiu Feng Investment Hong Kong Ltd
 (Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336
 (Address of principal executive offices)

+86 21 64748888
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On July 24, 2013, pursuant to unanimous consent of the board of directors of Jiu Feng Investments Hong Kong, LTD (the “Company”), the Company agreed to change its business sector to the medical sector.  The North American Industry Classification System  (NAICS) code for the new business sector is 423450 Medical, Dental and Hospital Equipment and Supplies Merchant Wholesalers.  The corresponding Standard Industrial Classification (SIC) code for the new business sector is 5047 Wholesale Medical Dental & Hospital Equipment and Supplies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jiu Feng Investment Hong Kong Ltd

Date: July 25, 2013	By:	/s/ Yan Li
Yan Li
President and Director

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